October 2024 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; our ability to retain and grow deposits, including low cost deposits; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; systemic or non-systemic bank failures or crises; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and ongoing or unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $15.4 Billion Gross Loans: $ 8.6 Billion Total Deposits (Including Repos):$12.5 Billion Total Equity: $ 2.2 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 10/11/2024 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2023 Bank Accomplishments & Ratings 190 Consecutive Quarters of Profitability 140 Consecutive Quarters of Cash Dividends Forbes, Best Banks in America (2016 – 2024)* Ranked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) Ranked in S&P Global Market Intelligence’s Top 50 2024 Public Banks BauerFinancial Report Five Star Superior Rating 57 Consecutive Quarters Fitch Rating BBB+ (April 2024) One of the 10 largest bank holding companies in CA * Not eligible for rankings in 2018

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth DeNovo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (2022)

Relationship Banking Model Relationship Manager (Bank) Real Estate International Services Treasury Management Specialty Banking Construction Lending CitizensTrust/ Wealth Management Bankcard/ Processing SBA Citizens Home Lending Marketing Citizens Equipment Financing Government Services Customer Credit Management Division Dairy & Livestock Agribusiness Asset Based Lending

Acquisition Strategy Target size: $1 billion to $10 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

CVBF Balance Sheet Profile TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 9.7% 10.6% 15.8% 15.8% 16.6% Assets $15.4B Securities $4.9B Loans $8.6B Deposits & Repos $12.5B Funding $13.0B September 30, 2024 Capital Ratios as of September 30, 2024

Q3 2024 Financial Highlights Profitability ROATCE = 14.93% ROAA = 1.23% Efficiency Ratio = 46.53% Income Statement Q3’24 Net Income = $51 million / EPS = $0.37 NIM = 3.05% 2.4% increase in net income $9.1 million gain on sale/leaseback transactions $11.6 million loss on sale of AFS securities Balance Sheet Early redemption of $1.3 billion BTFP borrowing $300 million cash proceeds from AFS security sales Noninterest deposits > 59% of Total Deposits in Q3’24 Deposits & Repos increased by $408 million from end of Q2’24 Loans at quarter end declined by $109 million from end of Q2’24 Asset Quality Q3 Net recoveries = $156K (YTD net charge-offs $3.9 million) NPA/TA = 0.15% (NPA = $22.6 million) Classified loans = $124.6 million or 1.45% of total loans ACL = $83 million or 0.97% of gross loans Capital CET1 Ratio = 15.8% Total Risk-Based Ratio = 16.6% Tangible Common Equity Ratio = 9.7%

Selected Ratios 2021 2022 2023 Q3’23 Q2’24 Q3’24 ROATCE 15.93% 18.85% 18.48% 18.82% 15.51% 14.93% NIM 2.97% 3.30% 3.31% 3.31% 3.05% 3.05% Cost of Deposits 0.04% 0.05% 0.41% 0.52% 0.88% 0.98% Cost of Funds 0.05% 0.06% 0.83% 0.92% 1.38% 1.47% Efficiency Ratio* 41.09% 38.98% 42.00% 39.99% 45.10% 46.53% NIE % Avg. Assets* 1.24% 1.28% 1.41% 1.33% 1.40% 1.42% NPA % Total Assets 0.04% 0.03% 0.13% 0.06% 0.16% 0.15% Net Charge-Offs (Recoveries) to Avg. Loans 0.04% (0.01%) 0.00% (0.00%) 0.00% (0.00%) CET1 Ratio 14.9% 13.5% 14.6% 14.4% 15.3% 15.8% Total Risk-Based Capital Ratio 15.6% 14.4% 15.5% 15.3% 16.1% 16.6% Performance Credit Quality Capital Excludes FDIC special assessment of $2.3mm and $9.2mm for Q1’24 and Q4’23, respectively.

Selected Highlights ($ in Thousands) Q3’23 Q2’24 Q3’24 Net Interest Income $ 123,371 $ 110,849 $ 113,619 Noninterest Income 14,309 14,424 12,834 Noninterest Expense, excluding Regulatory Assessments 52,877 55,083 56,732 Regulatory Assessments 2,181 1,414 2,103 Total Noninterest Expense 55,058 56,497 58,835 PTPP 82,622 68,776 67,618 Provision for (Recapture of) Credit Losses 2,000 - - Earnings before Income Taxes 80,622 68,776 67,618 Net Income $ 57,887 $ 50,035 $ 51,224 Basic earnings per common share $0.42 $0.36 $0.37 Diluted earnings per common share $0.42 $0.36 $0.37 Income Statement

Selected Highlights ($ in Thousands) Q3’23 Q2’24 Q3’24 Average Cash & Cash Equivalents $ 644,006 $ 866,747 $ 1,379,054 Average Loans 8,862,462 8,731,587 8,605,270 Average Total Securities 5,542,590 5,206,959 5,080,033 Average Noninterest-bearing Deposits 7,813,120 7,153,315 7,124,952 Average Total Deposits & Customer Repurchase Agreements 12,923,826 12,169,307 12,420,131 Average Borrowings 1,318,098 1,850,330 1,729,405 Loan-to-deposit 70.43% 73.48% 71.38% Noninterest-bearing deposits/Total Deposits 62.09% 60.20% 59.10% Average Balance Sheet

Pretax-Pre Provision Income PTPP income (Non -GAAP*) Q3’24 excludes gain (loss) PTPP ROAA (Non-GAAP*) Q3’24 excludes gain (loss) We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Excluding $9.2 million FDIC special assessment, Q4’23 PTPP income of $81.8mm and PTPP ROAA of 2.01%. ($ in Millions)

Return on Average Assets * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Return on Average Tangible Common Equity * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Dividends – 140 Consecutive Quarters 140 Consecutive Quarters More than 30 years of cash dividends since 1989 Dividend payout ratio calculated on per share basis. Annualized based on YTD dividends/YTD net earnings ANNUALIZED*

Earnings Per Share 190 Consecutive Quarters of Profitability since 1977 ANNUALIZED* Annualized based on YTD Q3’24 EPS.

Strong Capital Ratios $1B $946mm $748mm $657mm * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks)

CET1 Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

TCE Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Suncrest Q1’22 ASR program: ~3mm shares

Loans by Type CRE $6.62B C&I $0.94B Other $1.02B

Loan Trends – Quarterly Averages ($ in Millions) 3.2% decline 0.4% growth -7.3% decline 6.1% growth

Line Utilization Trends Total D&L C&I

ACL Nine Quarter Trend ($ in Millions) * Total Balance

Classified Loan Trend ($ in Millions)

Net Charge-Offs / Average Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Classified Loans / Total Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Collateral Type Balance % of Owner Occupied LTV at Origination Avg. Size Classified Classified (Non- Owner) Classified (Owner) Industrial $ 2,238 48% 49% $ 1.62 $ 15.98 $ 8.27 $ 7.71 Office 1,058 26% 55% 1.68 7.50 7.50 0.00 Retail 911 11% 48% 1.71 25.13 25.13 0.00 Multi-Family 828 1% 48% 1.58 12.90 12.90 0.00 Other 580 55% 47% 1.57 12.32 10.53 1.79 Farmland 461 99% 45% 1.48 23.06 0.00 23.06 Medical 309 33% 57% 1.47 0.04 0.00 0.04 Other RE Rental & Leasing 234 11% 49% 2.23 0.00 0.00 0.00 Total $ 6,619 36% 50% $ 1.63 $ 96.93 $ 64.33 $ 32.60 ($ in Millions)

CRE by Collateral and Origination Balance Distribution by Origination Year Average OLTV By Origination Year Collateral Type Balance 2024 2023 2022 2021 2020 2019 or earlier 2024 2023 2022 2021 2020 2019 or earlier Industrial $ 2,238 4% 9% 20% 19% 10% 38% 42% 43% 44% 50% 49% 53% Office 1,058 2% 3% 24% 15% 17% 39% 48% 48% 54% 55% 54% 56% Retail 911 1% 6% 23% 19% 13% 38% 37% 38% 43% 47% 49% 51% Multi-Family 828 4% 9% 21% 18% 18% 30% 44% 43% 44% 50% 54% 50% Other 580 4% 7% 13% 20% 11% 45% 44% 44% 45% 49% 43% 48% Farmland 461 4% 6% 20% 14% 21% 35% 32% 42% 41% 36% 44% 50% Medical 309 6% 3% 11% 16% 13% 51% 45% 45% 52% 53% 55% 64% Other RE Rental & Leasing 234 14% 14% 19% 13% 3% 37% 49% 46% 51% 48% 52% 49% Total $ 6,619 4% 7% 20% 18% 13% 38% 42% 43% 46% 49% 50% 53% ($ in Millions)

CRE by Collateral and Reset/Maturity Collateral Type Balance ($ in Millions) Balance Maturing Next 24 months ($ in Millions) Rate Resets Next 24 Months ($ in Millions) Maturity & Rate Reset % of Loans Industrial $ 2,238 $ 218 $ 149 16% Office 1,058 118 126 23% Retail 911 108 115 24% Multi-Family 828 50 111 19% Other 580 77 65 24% Farmland 461 26 126 33% Medical 309 26 64 29% Other RE Rental & Leasing 234 16 16 14% Total $ 6,619 $ 639 $ 772 21% ($ in Millions)

CRE by Collateral and Loan Size ($ in Millions) Loan Amount Industrial Office Retail Multi-Family Other Farmland Medical Other RE Rental and Leasing Total Greater than $20M $ 0 $ 23 $ 0 $ 0 $ 0 $ 22 $ 0 $ 24 $ 69 $10M to $20M 107 113 97 87 11 74 0 24 513 $5M to $10M 445 244 137 131 157 77 65 41 1,297 $1M to $5M 1,387 534 545 469 327 215 196 123 3,796 Less than $1M 299 144 132 141 85 73 48 22 944 Total $ 2,238 $ 1,058 $ 911 $ 828 $ 580 $ 461 $ 309 $ 234 $ 6,619

CRE Office Loans by Major MSA Los Angeles County Total Balance of $375mm (193 loans) San Francisco County Total Balance of $218,029 (1 loan) San Diego County Total Balance of $73mm (21 loans) Note: Only shows the office loans that are in the major MSA.

Greater LA Business Density Distribution Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) West LA includes Santa Monica and Century City Central LA includes Downtown LA North LA includes Pasadena and Burbank Other LA (includes remaining areas of LA) Market Description ($ in Thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Loan Size Classified West LA (HBD) $ 85,535 18% 52% $ 4,502 $ 0 Other West LA 62,085 22% 53% 2,003 0 North LA (HBD) 41,225 8% 49% 1,422 0 Other North LA 40,629 16% 46% 1,354 0 Downtown LA (HBD) 534 100% 6% 534 0 Other Central LA 43,842 23% 48% 2,436 0 Other LA 101,473 40% 48% 1,561 0 Total $ 375,323 24% 49% $ 1,945 $ 0

Greater SD Business Density Distribution Area ($ in thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SD (HBD) $ 3,718 41% 54% $ 1,239 $ 0 Other SD 69,290 0% 53% 3,849 0 Total $ 73,008 2% 53% $ 3,477 $ 0 Darker shaded areas represent Higher Business Density (HBD)

Greater SF Business Density Distribution Area ($ in thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SF (HBD) $ 218 0% 3% $ 218 $ 0 Other SF 0 0% 0% 0 0 Total $ 218 0% 3% $ 218 $ 0 Darker shaded areas represent Higher Business Density (HBD)

C&I by Industry Industry Balance ($ in Millions) % of C&I Total Classified ($ in Millions) Real Estate Rental and Leasing $ 203 22% $ 0.14 Manufacturing 111 12% 2.61 Wholesale Trade 92 10% 3.64 Construction 78 8% 0.08 Arts, Entertainment, and Recreation 66 7% 0.00 Administrative and Support and Waste Management and Remediation Services 53 6% 0.00 Professional, Scientific, and Technical Services 50 5% 0.14 Finance and Insurance 44 5% 0.00 Health Care and Social Assistance 39 4% 0.06 Other 200 21% 1.53 Total $ 936 100% $ 8.19

Total Deposits & Customer Repos Cost of Interest-Bearing Deposits and Repos September 2024 2.41% December 2023 1.60%

Diverse Deposit Base

Business vs Consumer Deposits Q3 2024 Q1 2022

Deposit Relationship Tenure Q1 2022 Q4 2023 Q3 2024 ~75% of our customer deposit relationships have banked with CBB for 3 years or more

Brokered Deposits / Total Deposits (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Cost of Deposits For the Last 5 Years CVBF Ranked Among the 5 Lowest Cost of Deposits of the 50 Banks in the KRX Index Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) Current rate cycle to date*: CVBF deposit beta = 21% *Measured as the growth in deposits costs from Q1 2022 through Q3 2024 as a function of growth in the Federal Funds Rate.

Cost of Deposits: Monthly Trends CVBF Cost of Deposit Detail

Net Interest Income and NIM ($ in Millions)

Net Interest Margin Trend * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Appendix Non-GAAP Reconciliation

Loan Trends *Other includes other loan segments that are not listed above, such as Construction, SFR Mortgage, and SBA. Q3 2024 vs Q3 2023 Total ($305) 3% decline C&I ($2) D&L and Agribus. ($9) CRE ($224) 3% decline Other ($70) ($ in Millions)

($ in Thousands) # of Center Locations (9/30/24) Average Loans per Location Total Loans (9/30/24) % Los Angeles County 21 $ 147,181 $ 3,090,804 36.1% Central Valley and Sacramento 15 136,234 2,043,515 23.8% Orange County 10 117,013 1,170,127 13.7% Inland Empire (Riverside & San Bernardino Counties) 9 108,601 977,409 11.4% Central Coast 5 92,836 464,180 5.4% San Diego 2 159,055 318,109 3.7% Other California 153,115 1.8% Out of State 355,306 4.1% Total 62 $ 138,267 $ 8,572,565 100.0% Loans by Region

Deposits by Region ($ in Thousands) # of Center Locations (9/30/24) Total Deposits (6/30/24) Total Deposits (9/30/24) Average Deposits per Center (9/30/24) Los Angeles County 21 $4,747,831 $5,064,135 $241,149 Inland Empire (Riverside & San Bernardino Counties) 9 3,632,739 3,531,569 392,397 Central Valley and Sacramento 15 1,743,128 1,769,016 117,934 Orange County 10 1,488,333 1,616,374 161,637 Central Coast 5 347,535 362,707 72,541 San Diego 2 99,584 123,204 61,602 Total 62 $12,059,151 $12,467,004 $201,081 *Includes Customer Repurchase Agreements.

Economic Forecast – GDP

Economic Forecast – Unemployment Q1 2024 ForecastQ2 2024 Forecast

Economic Forecast – CRE Price

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com